                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:                 [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
    [_]  Preliminary Proxy Statement            RULE 14A-6(E)(2))

    [X]  Definitive Proxy Statement

    [_]  Definitive Additional Materials

    [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           ENVIROGEN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------------


    (5) Total fee paid:

    -------------------------------------------------------------------------

    [_] Fee paid previously with preliminary materials.

    [_] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    -------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------------------


    (3) Filing Party:

    -------------------------------------------------------------------------


    (4) Date Filed:

    -------------------------------------------------------------------------

                                ENVIROGEN, INC.
                            4100 QUAKERBRIDGE ROAD
                       LAWRENCEVILLE, NEW JERSEY  08648

                    --------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 24, 1998
                    --------------------------------------

To the Stockholders of Envirogen, Inc.:

     NOTICE IS HEREBY GIVEN that the a special meeting (the "Meeting") of the stockholders of Envirogen, Inc. (the "Company") will be held as, and for the purposes, set forth below:

TIME                    9:00 a.m. on Tuesday, November  24, 1998

PLACE                   Envirogen, Inc.
                        4100 Quakerbridge Road
                        Lawrenceville, New Jersey  08648

ITEMS OF BUSINESS       1.      To consider and vote upon a proposal to approve
                                and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-six reverse split of the Common
                                Stock of the Company.

                        2. To act upon any other matters properly coming before the Meeting or any adjournment or postponement thereof.

RECORD DATE             Holders of Common Stock of record at the close of
                        business on November 6, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting for ten days prior to the Meeting during ordinary business hours at the Company's headquarters located at 4100 Quakerbridge Road, Lawrenceville, New
                        Jersey.

IMPORTANT               In order to avoid additional soliciting expense to the
                        Company, please MARK, SIGN, DATE and MAIL your proxy
                        PROMPTLY in the return envelope provided, even if you plan to attend the Meeting. If you attend the Meeting and wish to vote your shares in person, arrangements will be made for you to do so.

                                        By order of the Board of Directors,


                                        /s/ Morgan R. Jones
Lawrenceville, New Jersey               Morgan R. Jones
November 10, 1998                       Secretary

                                ENVIROGEN, INC.
                            4100 QUAKERBRIDGE ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648

                                 -------------

                                PROXY STATEMENT
                                 -------------

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 24, 1998


PURPOSE OF MEETING

     This Proxy Statement is being furnished to holders of common stock, par value $.01 per share (the "Common Stock"), of Envirogen, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from such holders for use at a special meeting of stockholders of the Company (the "Meeting") to be held on November 24, 1998 at 9:00 a.m., local time, at the Company's headquarters located at 4100 Quakerbridge Road, Lawrenceville, New Jersey and at any adjournment or postponement thereof. This Proxy Statement, the enclosed Notice of Special Meeting of Stockholders and the form of proxy are first being mailed to the stockholders of the Company on or about November 10, 1998.

     At the Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve and adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-six reverse split of the Common Stock (see "Proposal 1. Reverse Split of Common Stock").

     The Board knows of no matters that will be presented for consideration at the Meeting other than those matters set forth in the Notice of Special Meeting of Stockholders. If any other matters are properly presented at the Meeting or any postponement or adjournment thereof, the persons named in the enclosed proxy and acting thereunder will have authority to vote on such matters, to the extent permitted by the rules of the Securities and Exchange Commission (the "Commission"), in accordance with the judgment of the persons voting such proxies.

RECORD DATE

     Only stockholders of record as of the close of business on November 6, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof. As of the Record Date, there were outstanding 23,795,635 shares of Common Stock, which constituted the only outstanding securities of the Company entitled to vote at the Meeting.

VOTING AND REVOCABILITY OF PROXIES

     Each share of Common Stock entitles the holder of record thereof to one vote, exercisable in person or by properly executed proxy, on all matters that properly come before the Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of voting at the Meeting.

     Under the General Corporation Law of the State of Delaware, the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date is required to approve and adopt the Reverse Split of Common Stock.

     The enclosed proxy is being solicited by the Board of Directors for use in connection with the Meeting and any postponement or adjournment thereof. All Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting or any postponement or adjournment thereof and not revoked in the manner described below will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted "FOR" the approval and adoption of the Reverse Split of Common Stock.

     If a proxy is marked as "Withhold Authority" or "Abstain", or if specific instructions are given that no vote be cast (a "Specified Non-Vote"), the shares represented by such proxy will not be voted. Abstentions will be included within the number of shares of Common Stock present at the Meeting and entitled to vote for purposes of determining whether a proposal has been authorized, but nominee and other Specified Non-Votes will not be so included.

     If a quorum for the Meeting is not obtained, or if fewer shares of Common Stock are voted in favor of the Reverse Split of Common Stock than the number of shares of Common Stock required for such approval, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original meeting (except for any proxies that have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting. Proxies voting against the Reverse Split of Common Stock will not be used to adjourn the Meeting to obtain additional proxies or votes with respect to such proposal.

     Proxies may be revoked by those persons executing the proxies by (a) delivering to the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Meeting or (c) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Meeting to: Secretary, Envirogen, Inc., 4100 Quakerbridge Road, Lawrenceville, New Jersey 08648.

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mail, proxies may be solicited by telephone, telegraph or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

                  PROPOSAL 1.  REVERSE SPLIT OF COMMON STOCK

GENERAL

     The stockholders of the Company are being asked to consider and vote upon a proposal providing for a one-for-six reverse split of the Common Stock. The Reverse Split of Common Stock will be effected by an amendment to the Company's Amended and Restated Certificate of Incorporation in the form set forth in Appendix A to this Proxy Statement (the "Reverse Split Amendment"). If approved
----------
by the Company's stockholders, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware on or about November 24, 1998 (the "Effective Date"). At the Effective Date, without further action on the part of the Company or the stockholders, every six pre-split shares of Common Stock will be converted into one post-split share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Split of Common Stock.

     A vote for the Reverse Split of Common Stock will include authorization of the Company's Board of Directors not to file the Reverse Split Amendment in the event the Board of Directors determines that filing the Reverse Split Amendment would not be in the best interests of the Company's stockholders.

EFFECTS OF THE REVERSE SPLIT OF COMMON STOCK

     Under Delaware law, no appraisal rights are available to dissenting stockholders in connection with the Reverse Split of Common Stock or the rounding to the next higher whole share of any fractional shares resulting from the Reverse Split of Common Stock in lieu of issuing fractional shares. After the Reverse Split of Common Stock, all stockholders will continue to own shares of Common Stock and will share in the assets and any future growth of the Company. Such interest will be represented by one-sixth as many shares as such stockholder owned before the Reverse Split of Common Stock, except that no fractional shares will be issued. See "--Exchange of Stock Certificates and Fractional Shares." In addition, the number of shares of Common Stock issuable upon exercise of outstanding options and warrants, and the related exercise price, will be proportionately adjusted as a result of the Reverse Split of Common Stock.

     The authorized capital stock of the Company, consisting of 50,000,000 shares of Common Stock, par value $.01 per share, and 2,000,000 shares of Preferred Stock, par value $.01 per share, will not be reduced or otherwise affected by the Reverse Split of Common Stock. On the Record Date, there were issued and outstanding 23,795,635 shares of Common Stock and no shares of Preferred Stock. Based on the Company's best estimate, the aggregate number of shares of Common Stock that will be issued and outstanding after giving effect to the Reverse Split of Common Stock is approximately 3,965,940. Accordingly, the Reverse Split of Common Stock will have the effect of creating additional authorized and unreserved shares of Common Stock. In addition, because the par value of the Company's capital stock will not be changed, the Company's stated capital will be reduced, additional paid-in capital will be increased and total stockholders' equity will remain unchanged as a result of the Reverse Split of Common Stock. The Reverse Split of Common Stock will also have the effect for most stockholders of creating odd lots, which may be more difficult to sell and may have higher brokerage commissions associated with the sale of such odd lots.

     The Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Split of Common Stock will not affect the registration of the Common Stock under the Exchange Act, and the Company has no current intention of terminating its registration under the Exchange Act.

REASONS FOR THE REVERSE SPLIT OF COMMON STOCK

     On September 23, 1998, the Company received a notice from The Nasdaq National Stock Market, Inc. that the shares of Common Stock have failed to maintain a closing bid price on the Nasdaq SmallCap Market of greater than or equal to $1.00 per share for 30 consecutive trading days, subjecting such shares to possible delisting. The Company believes that it is in the best interests of the stockholders that the shares of Common Stock remain listed on the Nasdaq SmallCap Market. In order to stay the delisting, the shares of Common Stock must trade on the Nasdaq SmallCap Market at a closing bid price of $1.00 per share or greater for ten consecutive trading days prior to December 23, 1998. It is anticipated that following the Reverse Split of Common Stock, the shares of Common Stock will trade at a price that is higher than $1.00 per share during the relevant period to satisfy the Nasdaq continued listing requirements. However, there can be no assurance that, after the consummation of the Reverse Split of Common Stock, the shares of Common Stock will trade at six times the market price of the shares of Common Stock prior to the Reverse Split of Common Stock or that the Company will be able to satisfy all Nasdaq listing requirements (including the minimum bid price requirement) on a continuing basis.

     If the Reverse Split of Common Stock is not approved by the stockholders at the Meeting, then it is highly likely that the shares of Common Stock will cease to be listed and traded on the Nasdaq SmallCap Market. In such event, the shares of Common Stock will likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc., the spread between the bid and ask price of the shares of Common Stock is likely to be greater than at present and stockholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock. If the Common Stock is delisted, and if the Company thereafter attempts to have the Common Stock relisted on the Nasdaq SmallCap Market, the Company, in connection with such relisting application, would incur additional costs and would be required to satisfy initial listing requirements that are more stringent than the continuing listing requirements that the Company must currently satisfy.

     In addition, if the Common Stock were to be dilisted from Nasdaq and the trading price of the Common Stock were to remain below $5.00 per share, trading in the Common Stock could also be subject to the requirements of certain rules promulgated under the Exchange Act, which require additional disclosure by broker-dealers in connection with any trades involving "penny stock" (generally, any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). The additional burdens imposed upon broker-dealers by such requirements could discourage broker-dealers from effecting transactions in the Common Stock, which could severely limit the market liquidity of the Common Stock and the ability of investors to trade shares of Common Stock.

EXCHANGE OF STOCK CERTIFICATES AND FRACTIONAL SHARES

     The exchange of shares of Common Stock will occur on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing pre-split shares of Common Stock are physically surrendered for certificates representing post-split shares of Common Stock. The Company's Transfer Agent will exchange certificates. In the event that the number of post-split shares of Common Stock includes a fraction, the Company will, in lieu of the issuance of fractional shares, increase all fractional shares to the next higher whole number of shares.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of post-split Common Stock they are entitled to receive as a consequence of the Reverse Split of Common Stock. After receipt of such transmittal form, each holder should surrender the certificates representing pre-split shares of Common Stock. Each holder who surrenders certificates will receive new certificates representing the number of whole shares of post-split Common Stock to which such holder is entitled. The transmittal forms will be accompanied by instructions specifying other details of the exchange. STOCKHOLDERS SHOULD NOT SEND THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Date, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of post-split shares of Common Stock into which the shares evidenced by such certificate have been converted, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions, if any, payable by the Company after the Effective Date until the certificates representing pre-split shares of Common Stock have been surrendered. Such dividends and distributions, if any, will be accumulated and, at the time of the surrender of the certificates for pre-split shares of Common Stock, will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion describes certain federal income tax consequences of the Reverse Split of Common Stock. The Company should not recognize any gain or loss as a result of the Reverse Split of Common Stock. No gain or loss should be recognized by a stockholder who receives Common Stock upon the Reverse Split of Common Stock. The aggregate tax basis of post-split Common Stock received by each stockholder in connection with the Reverse Split of Common Stock will equal the stockholder's aggregate tax basis in the pre-split Common Stock exchanged therefor and generally will be allocated among post-split Common Stock received on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in pre-split Common Stock surrendered in the Reverse Split of Common Stock should consult their own tax advisors to determine their basis in the post-split Common Stock received in exchange therefor.

     The foregoing discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, reports to congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described above. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE SPLIT OF COMMON STOCK, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

                             ____________________

     THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE PROPOSED REVERSE SPLIT OF COMMON STOCK AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THE APPROVAL OF THE REVERSE SPLIT OF COMMON STOCK.

                            ADDITIONAL INFORMATION

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of September 30, 1998, and as adjusted to reflect the one-for-six Reverse Split of Common Stock (see "Proposal 1. Reverse Split of Common Stock"), by: (a) each person or entity known to the Company to own beneficially five percent or more of the outstanding shares of Common Stock, based upon Company records or Commission filings; (b) each of the Company's directors; (c) each of the Company's "named executive officers" (as defined in
Item 402(a)(3) of Regulation S-K of the Commission) as at and for the fiscal year ended December 31, 1997 (the "Named Officers"); and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

                                                                          SHARES               SHARES
                                                                          BENEFICIALLY        OWNED, AS         PERCENTAGE
NAME OF BENEFICIAL OWNER                                                  OWNED(1)            ADJUSTED           OF CLASS
------------------------                                                  --------            ---------          --------
Warburg, Pincus Ventures, L.P.                                          6,095,238(2)          1,015,873            25.6%
  466 Lexington Avenue
  New York, NY 10017-3147

Allen & Company Incorporated                                            2,547,424(3)            424,571            10.5
  711 Fifth Avenue
  New York, NY 10022

William C. Smith, Director and                                          1,048,619(4)            174,770             4.4
  Named Officer

Douglas W. Jacobson, Named Officer                                      1,047,619               174,604             4.4

Robert F. Johnston, Director                                              563,000(5)             93,834             2.4

Robert S. Hillas, Director and Named Officer                              508,000(6)             84,667             2.1

Robert C. Miller, Director                                                267,610(7)             44,602             1.1

Robert F. Hendrickson, Director                                           194,000(8)             32,334              *

Ronald Unterman, Named Officer                                            151,780(9)             25,297              *

David N. Enegess, Named Officer                                           111,580(10)            18,597              *

Harcharan S. Gill, Former Director                                        117,500(11)            19,584              *
  and Named Officer

Peter E. Nangeroni, Named Officer                                          38,540(12)             6,424              *

William J. Guarini, Named Officer                                          28,410(13)             4,735              *

Peter J. Neff, Director                                                    18,665(14)             3,111              *

Nicholas J. Lowcock, Director                                                  --                    --              *

All executive officers and directors as a group                         3,930,873(15)           655,146            16.3
  (11 persons)

_________________
(Footnotes to table on following page)

(Footnotes to table from previous page)
---------------
*    Less than 1%
(1) Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days upon the exercise of an option are treated as outstanding for purposes of determining beneficial ownership and the percentage beneficially owned by such individual.
(2) The sole general partner of Warburg, Pincus Ventures, L.P. ("Warburg") is Warburg, Pincus & Co., a New York general partnership ("WP"). E.M. Warburg, Pincus & Co., LLC, a New York limited liability company ("EMW LLC"), manages Warburg. The members of EMW LLC are substantially the same as the partners of WP. Lionel I. Pincus is the managing partner of WP and the managing member of EMW LLC and may be deemed to control both WP and EMW LLC. WP has a 15% interest in the profits of Warburg as the general partner, and also owns approximately 1.5% of the limited partnership interests in Warburg.
(3) Includes 2,075,472 shares beneficially held by Allen & Company. Also includes 471,952 shares issuable upon exercise of currently exercisable warrants to Allen & Company. Does not include shares owned by officers and directors of Allen & Company for which Allen & Company disclaims beneficial ownership, including shares held by Robert C. Miller, a director of the Company. Allen Holding Inc. owns 100% of the outstanding stock of Allen & Company and may be deemed to beneficially own all shares owned by Allen & Company.
(4) Includes 600,000 shares held by a limited partnership of which Mr. Smith and his wife are the sole general partners and trusts for the benefit of their children are the sole limited partners.
(5) Includes 15,000 shares issuable upon exercise of options and warrants that are currently exercisable. Also includes 8,000 shares owned by Mr. Johnston's daughter.
(6)  Includes 8,000 shares subject to options that are currently exercisable.
(7) Includes 162,400 shares issuable upon exercise of options and warrants that are currently exercisable.
(8)  Includes 45,500 shares subject to options that are currently exercisable.
(9) Includes 71,680 shares subject to options that are currently exercisable. Also includes 33,200 shares owned by Mr. Unterman's son.
(10) Includes 40,680 shares subject to options that are currently exercisable.
(11) Includes 12,500 shares owned by Dr. Gill's daughter. Dr. Gill resigned on October 20, 1997.
(12) Includes 37,740 shares subject to options that are currently exercisable.
(13) Includes 23,410 shares subject to options that are currently exercisable.
(14) Consists of 15,165 shares subject to options that are currently exercisable.
(15) See Notes 4 through 10 and 14 above. Includes 20,000 shares subject to options that are currently exercisable and that are held by an executive officer who is not listed in the foregoing table

STOCKHOLDER PROPOSALS

     The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders (the "Annual Meeting") is December 17, 1998. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is March 2, 1999. If notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is received by the Company after March 2, 1999, then the Company's proxy for the Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the Annual Meeting.


                                        By order of the Board of Directors,



                                        /s/ Morgan R. Jones
Lawrenceville, New Jersey               Morgan R. Jones, Secretary
November 10, 1998

                                                                      APPENDIX A
                                                                      ----------

                           CERTIFICATE OF AMENDMENT

                                      OF

                             AMENDED AND RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                                ENVIROGEN, INC.


                            *          *          *


        ENVIROGEN, INC., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation"),

        DOES HEREBY CERTIFY THAT:

        FIRST: The Board of Directors of the Corporation has adopted a resolution proposing and declaring advisable and in the best interests of the Corporation the following amendment to Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, to read in its entirety as follows (the "Charter Amendment"):

        "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 52,000,000 shares, divided into two classes, one class consisting of 50,000,000 shares of common stock, par value $.01 per share, and the other class consisting of 2,000,000 shares of preferred stock, par value $.01 per share.

        Simultaneously with the time of filing with the Secretary of State of a Certificate of Amendment on the date hereof (the "Effective Time"), each share of Common Stock of the Corporation issued and outstanding immediately prior thereto (the "Old Common Stock") shall automatically and without action on the part of the holder thereof be reclassified and changed into one-sixth of one share of Common Stock of the Corporation, $.01 par value (the "New Common Stock"), subject to treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive, upon surrender for cancellation of such Old Certificates to the transfer agent designated by the Corporation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of shares of New Common Stock into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, the Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. In the event that the aggregate number of shares of New Common Stock issuable to a holder would include a fraction, the Corporation will, in lieu of the issuance of fractional shares of New Common Stock, increase all fractional shares of New Common Stock to the next higher whole number of shares of New Common Stock; provided that if more than one Old Certificate shall be surrendered for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered."

        SECOND: The stockholders of the Corporation, at a special meeting of stockholders called and held upon notice properly given in accordance with
Section 222 of the Delaware General Corporation Law, have adopted and approved the Charter Amendment in accordance with the provisions of Section 212 of the Delaware General Corporation Law; and

        THIRD: The Charter Amendment has been duly adopted and approved in accordance with the provisions of Section 242 of the Delaware General Corporation Law.


        IN WITNESS WHEREOF, said Envirogen, Inc. has caused this Certificate of

Amendment of Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this 24th day of November, 1998.


                                  ENVIROGEN, INC.


                                  By:____________________________
                                        Robert S. Hillas
                                        President and Chief Executive Officer

                                ENVIROGEN, INC.
                            4100 QUAKERBRIDGE ROAD
                        LAWRENCEVILLE, NEW JERSEY 08648

      PROXY--SPECIAL MEETING OF STOCKHOLDERS--TUESDAY, NOVEMBER 24, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Robert S. Hillas and Mark J. Maten as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Common Stock of Envirogen, Inc. (the "Company") held of record by the undersigned on November 6, 1998 at the Special Meeting of Stockholders to be held on Tuesday, November 24, 1998 or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN ACCORDANCE WITH THE PROXIES' JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                (CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE)

--

[X] PLEASE MARK YOUR
    VOTES AS IN THIS EXAMPLE.







                                                  FOR      AGAINST     ABSTAIN

1. Proposal to approve and adopt an amendment     [_]        [_]         [_]
   to the Company's Amended and Restated
   Certificate of Incorporation to effect a one-for-six reverse split of Common Stock.

In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s): ___________ Date: ________ Signature(s): ____________ Date: ______
NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. WHEN SHARES ARE HELD BY JOINT
      TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.